Investments, Acquisitions and Divestitures	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Investments, Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures
2.  Investments, Acquisitions and Divestitures

Investments

NGPL PipeCo LLC Investment Impairment Charge

On November 19, 2009, the Federal Energy Regulatory Commission (FERC) initiated an investigation, pursuant to Section 5 of the Natural Gas Act, into the justness and reasonableness of the transportation and storage rates as well as the fuel and natural gas lost percentages of NGPL PipeCo LLC’s subsidiary, Natural Gas Pipeline Company of America LLC, referred to as “NGPL.”  NGPL reached a settlement in principal with the FERC on April 22, 2010. On June 11, 2010, NGPL filed an offer of settlement, which was approved without modification by the FERC on July 29, 2010. The order approving the settlement has become final and nonappealable. The settlement resolved all issues in the proceeding. The settlement provided that NGPL reduce its fuel and gas lost and unaccounted for, (GL&U), retention factors as of July 1, 2010. The settlement further provided a timeline for additional prospective fuel and GL&U reductions and prospective reductions in the maximum recourse reservation rates that it bills firm transportation and storage shippers.

The events discussed above caused us to reconsider the carrying value of our investment in NGPL PipeCo LLC as of March 31, 2010. A current fair value of an investment that is less than its carrying amount may indicate a loss in value of the investment. The fair value represents the price that would be received to sell the investment in an orderly transaction between market participants. We determined the fair value of our investment in NGPL PipeCo LLC by taking the total fair value of NGPL PipeCo LLC (calculated as discussed below) deducting the fair value of the joint venture debt and multiplying by our 20% ownership interest. We calculated the total fair value of NGPL PipeCo LLC from the present value of the expected future after-tax cash flows of the reporting unit, inclusive of a terminal value, which implies a market multiple of approximately 9.5 times EBITDA (earnings before interest, income taxes, depreciation and amortization) discounted at a rate of 7.4%. The result of our analysis showed that the fair value of our investment in NGPL PipeCo LLC was less than our carrying value. For the nine months ended September 30, 2010, we recognized a $430.0 million, pre-tax, non-cash impairment charge included in the caption “Earnings (loss) from equity investments” in our accompanying consolidated statement of income.

Acquisitions

Watco Companies, LLC

On January 3, 2011, KMP purchased 50,000 Class A preferred shares of Watco Companies, LLC for $50.0 million in cash in a private transaction. In connection with its purchase of these preferred shares, the most senior equity security of Watco, KMP entered into a limited liability company agreement with Watco that provides KMP certain priority and participating cash distribution and liquidation rights. Pursuant to the agreement, KMP receives priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter, and it participates partially in additional profit distributions at a rate equal to 0.5%. The preferred shares have no conversion features and hold no voting powers, but do provide KMP certain approval rights, including the right to appoint one of the members to Watco’s Board of Managers. As of December 31, 2010, KMP placed its $50.0 million investment in a cash escrow account and this amount was included within “Restricted deposits” on our accompanying consolidated balance sheet. As of September 30, 2011, KMP’s net equity investment in Watco totaled $51.6 million and is included within “Investments” on our accompanying consolidated balance sheet. We account for this investment under the equity method of accounting, and we include it in the Terminals–KMP business segment.

Watco Companies, LLC is a privately owned, Pittsburg, Kansas based transportation company that was formed in 1983. It is the largest privately held short line railroad company in the United States, operating 22 short line railroads on approximately 3,500 miles of leased and owned track. It also operates transload/intermodal and mechanical services divisions. KMP’s investment provides capital to Watco for further expansion of specific projects, complements KMP’s existing terminal network, provides its customers more transportation services for many of the commodities that it currently handles, and offers it the opportunity to share in additional growth opportunities through new projects.

Deeprock North, LLC

On February 17, 2011, Deeprock Energy Resources, LLC, Mecuria Energy Trading, Inc., and KMP’s subsidiary Kinder Morgan Cushing LLC entered into formal agreements for a crude oil storage joint venture located in Cushing, Oklahoma. On this date, KMP contributed $15.9 million for a 50% ownership interest in an existing crude oil tank farm that has storage capacity of one million barrels, and it expects to invest an additional $8.8 million for the construction of three new storage tanks that will provide incremental storage capacity of 750,000 barrels. The new tanks are expected to be placed in service during the fourth quarter of 2011. The joint venture is named Deeprock North, LLC. Deeprock Energy owns a 12.02% member interest in Deeprock North, LLC and will remain construction manager and operator of the joint venture. Mecuria owns the remaining 37.98% member interest and will remain the anchor tenant for the joint venture’s crude oil capacity for the next five years with an option to extend. In addition, KMP entered into a development agreement with Deeprock Energy that gives it an option to participate in future expansions on Deeprock’s remaining 254 acres of undeveloped land.

We account for this investment under the equity method of accounting, and this investment and KMP’s pro rata share of Deeprock North LLC’s operating results are included as part of the Terminals–KMP business segment. As of September 30, 2011, KMP’s net equity investment in Deeprock North, LLC totaled $22.3 million and is included within “Investments” on our accompanying consolidated balance sheet.

TGS Development, L.P. Terminal Acquisition

On June 10, 2011, KMP acquired a newly constructed petroleum coke terminal located in Port Arthur, Texas from TGS Development, L.P. (TGSD) for an aggregate consideration of $74.1 million, consisting of $42.9 million in cash, $23.7 million in common units, and an obligation to pay additional consideration of $7.5 million. KMP estimates the remaining $7.5 million obligation will be paid to TGSD approximately one year from the closing (in May or June 2012), and will be settled in a combination of cash and common units, depending on TGSD’s election.

All of the acquired assets are located in Port Arthur, Texas, and include long-term contracts to provide petroleum coke handling and cutting services to improve the refining of heavy crude oil at Total Petrochemicals USA Inc.’s recently expanded Port Arthur refinery. The refinery is expected to produce more than one million tons of petroleum coke annually. Based on the measurement of fair values for all of the identifiable tangible and intangible assets acquired, we assigned $42.6 million of the combined purchase price to “Property, plant and equipment, net,” and the remaining $31.5 million to “Other intangibles, net,” representing the combined fair values of two separate intangible customer contracts with Total. The acquisition complements KMP’s existing Gulf Coast bulk terminal facilities and expands its pre-existing petroleum coke handling operations. All of the acquired assets are included as part of the Terminals-KMP business segment.

KinderHawk Field Services LLC and EagleHawk Field Services LLC

Effective July 1, 2011, KMP acquired from Petrohawk Energy Corporation both the remaining 50% equity ownership interest in KinderHawk Field Services LLC that it did not already own and a 25% equity ownership interest in Petrohawk’s natural gas gathering and treating business located in the Eagle Ford shale formation in South Texas for an aggregate consideration of $912.1 million, consisting of $835.1 million in cash and assumed debt of $77.0 million (representing 50% of KinderHawk’s borrowings under its bank credit facility as of July 1, 2011). KMP then repaid the outstanding $154.0 million of borrowings and following this repayment, KinderHawk had no outstanding debt.

Following KMP’s acquisition of the remaining ownership interest on July 1, 2011, KMP changed its method of accounting from the equity method to full consolidation, and due to the fact that KMP acquired a controlling financial interest in KinderHawk, KMP remeasured its previous 50% equity investment in KinderHawk to its fair value.  KMP recognized a $167.2 million non-cash loss as a result of this remeasurement.  The loss amount represents the excess of the carrying value of the investment ($910.2 million as of July 1, 2011) over its fair value ($743.0 million), and we reported this loss separately within the “Other Income (Expense)” section in our accompanying consolidated statement of income for the nine months ended September 30, 2011.

KMP then measured the fair values of the acquired identifiable tangible and intangible assets and the assumed liabilities on the acquisition date, and assigned the following amounts:

▪	$35.5 million to current assets, primarily consisting of trade receivables and materials and supplies inventory;

▪	$641.6 million to property, plant and equipment;

▪	$93.4 million to KMP’s 25% investment in EagleHawk;

▪	$883.2 million to a long-term intangible customer contract, representing the contract value of natural gas gathering services to be performed for Petrohawk over an approximate 20-year period; less

▪	$92.8 million assigned to assumed liabilities, not including $77.0 million for the 50% of KinderHawk’s borrowings under its bank credit facility that KMP was previously responsible for.

Based on the excess of (i) the consideration we transferred ($912.1 million) and the fair value of our previously held interest ($743.0 million); over (ii) the combined fair value of net assets acquired ($1,560.9 million), we recognized $94.2 million of “Goodwill.”  This goodwill intangible asset represents the future economic benefits expected to be derived from this strategic acquisition that are not assignable to other individually identifiable, separately recognizable assets acquired.  KMP believes the primary items that generated the goodwill are the value of the synergies created by expanding its natural gas gathering operations, and furthermore, we expect this entire amount of goodwill to be deductible for tax purposes.

KinderHawk Field Services LLC owns and operates the largest natural gas gathering and midstream business in the Haynesville shale formation located in northwest Louisiana, consisting of more than 400 miles of pipeline with over 2.0 billion cubic feet per day of pipeline capacity.  Currently, it gathers approximately 1.0 billion cubic feet of natural gas per day. KMP operates KinderHawk Field Services LLC, and acquired its original 50% ownership interest in KinderHawk Field Services LLC from Petrohawk on May 21, 2010.

The Eagle Ford natural gas gathering joint venture is named EagleHawk Field Services LLC, and we account for the 25% investment under the equity method of accounting.  Petrohawk operates EagleHawk Field Services LLC and owns the remaining 75% ownership interest.  The joint venture owns two midstream gathering systems in and around Petrohawk’s Hawkville and Black Hawk areas of Eagle Ford and combined, the joint venture’s assets will consist of more than 280 miles of gas gathering pipelines and approximately 140 miles of condensate lines to be in service by the end of 2011.  It also has a life of lease dedication of Petrohawk’s Eagle Ford reserves that provides Petrohawk and other Eagle Ford producers with gas and condensate gathering, treating and condensate stabilization services.

The acquisition of the remaining ownership interest in KinderHawk and the equity ownership interest in EagleHawk complemented and expanded KMP’s existing natural gas gathering operations, and all of the acquired assets are included in the Natural Gas Pipelines-KMP business segment.  Additionally, on August 25, 2011, mining and oil company BHP Billiton completed its previously announced acquisition of Petrohawk Energy Corporation through a short-form merger under Delaware law.  The merger was closed with Petrohawk being the surviving corporation as a wholly owned subsidiary of BHP Billiton.  The acquisition will not affect the terms of KMP’s contracts with Petrohawk.

Pro Forma Information

Pro forma consolidated income statement information that gives effect to all of the acquisitions we have made and all of the joint ventures we have entered into since January 1, 2010 as if they had occurred as of January 1, 2010 is not presented because it would not be materially different from the information presented in our accompanying consolidated statements of income.

Divestitures

 Megafleet Towing Co., Inc. Assets

On February 9, 2011, KMP sold a marine vessel to Kirby Inland Marine, L.P., and additionally, KMP and Kirby formed a joint venture named Greens Bayou Fleeting, LLC. Pursuant to the joint venture agreement, KMP sold its ownership interest in the boat fleeting business it acquired from Megafleet Towing Co., Inc. in April 2009 to the joint venture for $4.1 million in cash and a 49% ownership interest in the joint venture. Kirby then made cash contributions to the joint venture in exchange for the remaining 51% ownership interest. Related to the above transactions, we recorded a loss of $5.5 million ($4.1 million after tax) in the fourth quarter of 2010 to write down the carrying value of the net assets to be sold to their estimated fair values as of December 31, 2010.

In the first quarter of 2011, after final reconciliation and measurement of all of the net assets sold, we recognized a combined $2.2 million increase in income from the sale of these net assets, primarily consisting of a $1.9 million reduction in income tax expense, which is included within the caption “Income Tax (Expense) Benefit” in the accompanying consolidated statement of income for the nine months ended September 30, 2011. Additionally, the sale of KMP’s ownership interest resulted in a $10.6 million non-cash reduction in goodwill (see Note 3), and was a transaction with a related party (see Note 9). Information about KMP’s acquisition of assets from Megafleet Towing Co., Inc. is described more fully in Note 3 to our audited December 31, 2010 consolidated financial statements and related notes.

River Consulting, LLC and Devco USA L.L.C.

Effective April 1, 2011, KMP sold 51% ownership interests in two separate wholly-owned subsidiaries to two separate buyers, for an aggregate consideration of $8.1 million, consisting of a $4.1 million note receivable, $1.0 million in cash and a $3.0 million receivable for the settlement of working capital items. Following the sale, KMP continues to own 49% membership interests in both River Consulting LLC, a company engaged in the business of providing engineering, consulting and management services, and Devco USA, L.L.C., a company engaged in the business of processing, handling and marketing sulfur, and selling related pouring equipment. At the time of the sale, the combined carrying value of the net assets (and members’ capital on a 100% basis) of both entities totaled approximately $8.8 million and consisted mostly of technology-based assets and trade receivables. We now account for these retained investments under the equity method of accounting.

In the second quarter of 2011, we recognized a $3.6 million pre-tax gain from the sale of these ownership interests (including a $2.1 million gain related to the remeasurement of the retained investment to fair value) and included this gain within the caption “Other, net” in our accompanying consolidated statement of income for the nine months ended September 30, 2011. We also recognized a $1.4 million increase in income tax expense related to this gain, which is included within the caption “Income Tax (Expense) Benefit” in our accompanying consolidated statement of income for the nine months ended September 30, 2011.

Arrow Terminals B.V.

Effective August 31, 2011, KMP sold the outstanding share capital of its wholly-owned subsidiary Arrow Terminals B.V. to Pacorini Metals Europe B.V. for an aggregate consideration of $13.3 million in cash.  Arrow Terminals B.V. owns and operates a bulk terminal facility located in the seaport area of Vlissingen, Netherlands.  The terminal is primarily engaged in the business of storing, handling and distributing bulk ferro alloys and general commodities.  Including the removal of the cumulative translation adjustments balance and the estimated costs to sell, we recognized a $1.3 million pre-tax gain from the sale of Arrow Terminals B.V. and included this gain within the caption “Other expense (income)” in our accompanying consolidated statement of income for the nine months ended September 30, 2011.

Subsequent Events

KMI’s Acquisition of El Paso Corporation

On October 16, 2011, we and El Paso Corporation (NYSE: EP) announced a definitive agreement whereby we will acquire all of the outstanding shares of El Paso Corporation.  EP owns North America’s largest interstate natural gas pipeline system, one of North America’s largest independent exploration and production companies and an emerging midstream business. EP also owns a 42 percent limited partner interest and the 2 percent general partner interest in El Paso Pipeline Partners, L.P.( NYSE:EPB). The combined enterprise, including the associated master limited partnerships, KMP and EPB, will represent the largest natural gas pipeline network in the United States, the largest independent transporter of petroleum products in the United States, the largest transporter of CO2 in the United States, the second largest oil producer in Texas and the largest independent terminal owner/operator in the United States.

The total purchase price, including the assumption of debt outstanding at EP and the debt outstanding at El Paso Partners, L.P., is expected to be approximately $38 billion. Under the terms of the transaction, the consideration to be received by the EP shareholders is valued at $26.87 per EP share based on KMI’s closing price as of October 14, 2011, representing a 47 percent premium to the 20-day average closing price of EP common shares and a 37 percent premium over the closing price of EP common shares on October 14, 2011. The offer is comprised of $14.65 in cash, 0.4187 KMI Class P shares (valued at $11.26 per EP share) and 0.640 KMI warrants (valued at $0.96 per EP share) based on KMI’s closing price on October 14, 2011. The warrants will have an exercise price of $40 and a five-year term. EP shareholders will be able to elect, for each EP share held, either (i) $25.91 in cash, (ii) 0.9635 KMI Class P shares, or (iii) $14.65 in cash plus 0.4187 KMI Class P shares. All elections will be subject to proration and in all cases EP shareholders will receive 0.640 KMI warrants per share of EP common stock.

The transaction has been approved by each company’s board of directors. We have firm commitments for the full amount of cash required for the transaction from a syndicate of banks. Prior to closing, the transaction will require approval of both KMI and EP shareholders. The transaction is expected to close in the second quarter of 2012 and is subject to customary regulatory approvals.

KMP Acquisition of SouthTex Treaters

On October 24, 2011, KMP announced that it had signed a definitive purchase and sale agreement to acquire the natural gas treating assets of SouthTex Treaters for approximately $155.0 million in cash.  SouthTex Treaters is a leading manufacturer, designer and fabricator of natural gas treating plants that are used to remove impurities (carbon dioxide and hydrogen sulfide) from natural gas before it is delivered into gathering systems and transmission pipelines to ensure that it meets pipeline quality specifications.  The acquisition complements and expands KMP’s existing natural gas treating business, and all of the acquired operations will be included in the Natural Gas Pipelines - KMP business segment.  The transaction is expected to close in the fourth quarter of 2011, and KMP will then also assign the total purchase price to assets acquired and liabilities assumed.

3.  Acquisitions and Divestitures

Acquisitions from Unrelated Entities

During 2010, 2009 and 2008, KMP completed the following acquisitions from unrelated entities.  For each of these acquisitions, KMP recorded all the acquired assets and assumed liabilities at their estimated fair market values (not the acquired entity's book values) as of the acquisition date.  The results of operations from these acquisitions accounted for as business combinations are included in our consolidated financial statements from the acquisition date.

			Assignment of Purchase Price
			(in millions)
Ref.	Date	Acquisition	Purchase Price	Current Assets	Property Plant & Equipment	Deferred Charges & Other	Goodwill
(1)	8/08	Wilmington, North Carolina Liquids Terminal	$12.7	$-	$5.9	$-	$6.8
(2)	12/08	Phoenix, Arizona Products Terminal	27.5	-	27.5	-	-
(3)	4/09	Megafleet Towing Co., Inc. Assets	21.7	-	7.1	4.0	10.6
(4)	7/09	Portland Airport Pipeline	9.0	-	9.0	-	-
(5)	10/09	Crosstex Energy, L.P. Natural Gas Treating Business	270.7	15.0	181.7	25.4	48.6
(6)	11/09	Endeavor Gathering LLC	36.0	-	-	36.0	-
(7)	1/10	USD Terminal Acquisition	201.1	-	43.1	100.0	58.0
(8)	3/10	Mission Valley, California Products Terminal	13.5	-	13.5	-	-
(9)	3/10	Slay Industries Terminal Acquisition	101.6	-	67.9	32.8	0.9
(10)	5/10	KinderHawk Field Services LLC	917.4	-	-	917.4	-
(11)	7/10	Direct Fuels Terminal Acquisition	16.0	-	5.3	-	10.7
(12)	9/10	Gas-Chill, Inc. Natural Gas Treating Assets	13.1	-	8.0	5.1	-
(13)	10/10	Allied Concrete Terminal Acquisition	8.6	-	3.9	4.7	-
(14)	10/10	Chevron Refined Products Terminals	32.3	-	32.1	0.2	-

(1) Wilmington, North Carolina Liquids Terminal

On August 15, 2008, KMP purchased certain terminal assets from Chemserve, Inc. for an aggregate consideration of $12.7 million, consisting of $11.8 million in cash and $0.9 million in assumed liabilities.  The liquids terminal facility is located in Wilmington, North Carolina and stores petroleum products and chemicals.  The acquisition both expanded and complemented KMP's existing Southeast region terminal operations, and all of the acquired assets are included in the Terminals-KMP business segment.  KMP assigned $6.8 million of its purchase price to “Goodwill,” and the entire amount is expected to be deductible for tax purposes.  KMP believes this acquisition resulted in the recognition of goodwill primarily because of certain advantageous factors (including the synergies provided by increasing its liquids storage capacity in the Southeast region of the U.S.) that contributed to its acquisition price exceeding the fair value of acquired identifiable net assets and liabilities-in the aggregate, these factors represented goodwill.

(2) Phoenix, Arizona Products Terminal

Effective December 10, 2008, KMP's West Coast Products Pipelines operations acquired a refined petroleum products terminal located in Phoenix, Arizona from ConocoPhillips for approximately $27.5 million in cash.  The terminal has storage capacity of approximately 200,000 barrels for gasoline, diesel fuel and ethanol.  The acquisition complemented KMP's existing Phoenix liquids assets, and the acquired incremental storage increased KMP's combined storage capacity in the Phoenix market by approximately 13%.  The acquired terminal is included as part the Products Pipelines-KMP business segment.

(3) Megafleet Towing Co., Inc. Assets

Effective April 23, 2009, KMP acquired certain terminals assets from Megafleet Towing Co., Inc. for an aggregate consideration of approximately $21.7 million.  KMP's consideration included $18.0 million in cash and an obligation to pay additional cash consideration on April 23, 2014 (five years from the acquisition date) contingent upon the purchased assets providing KMP an agreed-upon amount of earnings, as defined by the purchase and sale agreement, during the five year period.  The contingent consideration had a fair value of $3.7 million as of the acquisition date.

The acquired assets primarily consisted of nine marine vessels that provide towing and harbor boat services along the Gulf coast, the intracoastal waterway, and the Houston Ship Channel, and the acquisition complemented and expanded KMP's existing Gulf Coast and Texas petroleum coke terminal operations. KMP assigned $10.6 million of the purchase price to “Goodwill,” and we expect that approximately $5.0 million of goodwill will be deductible for tax purposes.  KMP believes the primary item that generated the goodwill is the value of the synergies created between the acquired assets and its pre-existing terminal assets (resulting from the increase in services now offered by its Texas petroleum coke operations). In February 2010, the JR Nicholls, one of the acquired vessels, overturned and sank in the Houston Ship Channel.  For further information about the JR Nicholls incident, see Note 16.  For information about events occurring subsequent to December 31, 2010, see “-Divestiture Subsequent to December 31, 2010” below.

(4) Portland Airport Pipeline

On July 31, 2009, KMP acquired a refined products pipeline, as well as associated valves, equipment and other fixtures, from Chevron Pipe Line Company for $9.0 million in cash. The approximate 8.5 mile, 8-inch diameter pipeline is located in Multnomah County, Oregon. The line transports commercial jet fuel from KMP's Willbridge liquids terminal facility to the Portland International Airport, both located in Portland, Oregon.  It has an estimated system capacity of approximately 26,000 barrels per day.  The acquisition enhanced KMP's West Coast terminal operations, and the acquired assets are included in the Products Pipelines-KMP business segment.

(5) Crosstex Energy, L.P. Natural Gas Treating Business

On October 1, 2009, KMP acquired the natural gas treating business from Crosstex Energy, L.P. and Crosstex Energy, Inc. for an aggregate consideration of $270.7 million, consisting of $265.3 million in cash and assumed liabilities of $5.4 million.  The acquired assets primarily consisted of approximately 290 natural gas amine-treating and hydrocarbon dew-point control plants and related equipment, and are used to remove impurities and liquids from natural gas in order to meet pipeline quality specifications.  The assets are predominantly located in Texas and Louisiana, with additional facilities located in Mississippi, Oklahoma, Arkansas and Kansas.  The acquisition complemented and expanded the existing natural gas treating operations offered by the Texas intrastate natural gas pipeline group and all of the acquired assets are included in the Natural Gas Pipelines-KMP business segment.

KMP measured the identifiable intangible assets acquired at fair value on the acquisition date and accordingly, recognized $25.4 million in “Deferred charges and other assets,” representing the purchased fair value of separate and identifiable relationships with existing natural gas producing customers.  KMP estimates the remaining useful life of these existing customer relationships to be between approximately eight and nine years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, KMP recognized $48.6 million of “Goodwill,” an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets acquired.  KMP believes the primary item that generated the goodwill is its ability to grow the business by leveraging its pre-existing natural gas operations (resulting from the increase in services now offered by its natural gas processing and treating operations in the state of Texas), and KMP believes that this value contributed to its acquisition price exceeding the fair value of acquired identifiable net assets and liabilities-in the aggregate, these factors represented goodwill.  Furthermore, this entire amount of goodwill is expected to be deductible for tax purposes.

(6) Endeavor Gathering LLC

On November 1, 2009, KMP acquired a 40% membership interest in Endeavor Gathering LLC for $36.0 million in cash.  Endeavor Gathering LLC owns the natural gas gathering and compression business previously owned by GMX Resources Inc. and its wholly-owned subsidiary, Endeavor Pipeline, Inc.  Endeavor Gathering LLC provides natural gas gathering service to GMX Resources' exploration and production activities in its Cotton Valley Sands and Haynesville/Bossier Shale horizontal well developments located in East Texas.  The remaining 60% interest in Endeavor Gathering LLC is owned by GMX Resources, Inc. and Endeavor Pipeline Inc. remained operator of the business.  The acquired investment complemented KMP's existing natural gas gathering and transportation business located in the state of Texas.  KMP accounts for this investment under the equity method of accounting, and the investment is included in the Natural Gas Pipelines-KMP business segment.  For more information on KMP's investments, see Note 6.

(7) USD Terminal Acquisition

On January 15, 2010, KMP acquired three ethanol handling train terminals from US Development Group LLC for an aggregate consideration of $201.1 million, consisting of $114.3 million in cash, $81.7 million in common units, and $5.1 million in assumed liabilities. The three train terminals are located in Linden, New Jersey; Baltimore, Maryland and Euless, Texas. As part of the transaction, KMP announced the formation of a joint venture with US Development Group LLC to optimize and coordinate customer access to the three acquired terminals, other ethanol terminal assets it already owns and operates, and other terminal projects currently under development by both parties. The acquisition complemented and expanded the ethanol and rail terminal operations KMP previously owned, and all of the acquired assets are included in the Terminals-KMP business segment.

Based on the measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed on the acquisition date, KMP assigned $94.6 million of the combined purchase price to “Other intangibles, net,” and a combined $5.4 million to “Other current assets” and “Deferred charges and other assets.” The acquired intangible amount represented the fair value of customer relationships, and KMP estimated the remaining useful life of these customer relationships to be 10 years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, KMP recognized $58.0 million of “Goodwill,” an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets. KMP believes the primary items that generated the goodwill are the value of the synergies created between the acquired assets and its pre-existing ethanol handling assets, and its expected ability to grow the business by leveraging its pre-existing experience in ethanol handling operations. KMP expects that the entire amount of goodwill will be deductible for tax purposes.

(8) Mission Valley Terminal Acquisition

On March 1, 2010, KMP acquired the refined products terminal assets at Mission Valley, California from Equilon Enterprises LLC (d/b/a Shell Oil Products US) for $13.5 million in cash. The acquired assets included buildings, equipment, delivery facilities (including two truck loading racks), and storage tanks with a total capacity of approximately 170,000 barrels for gasoline, diesel fuel and jet fuel. The terminal operates under a long-term terminaling agreement with Tesoro Refining and Marketing Company. The acquisition enhanced KMP's Pacific operations and complemented its existing West Coast terminal operations, and the acquired assets are included in the Products Pipelines-KMP business segment.

(9) Slay Industries Terminal Acquisition

On March 5, 2010, KMP acquired certain bulk and liquids terminal assets from Slay Industries for an aggregate consideration of $101.6 million, consisting of $97.0 million in cash, assumed liabilities of $1.6 million, and an obligation to pay additional cash consideration of $3.0 million in years 2013 through 2019, contingent upon the purchased assets providing KMP an agreed-upon amount of earnings during the three years following the acquisition. Including accrued interest, KMP expects to pay approximately $2.0 million of this contingent consideration in the first half of 2013.

The acquired assets included (i) a marine terminal located in Sauget, Illinois; (ii) a transload liquid operation located in Muscatine, Iowa; (iii) a liquid bulk terminal located in St. Louis, Missouri and (iv) a warehousing distribution center located in St. Louis. All of the acquired terminals have long-term contracts with large creditworthy shippers. As part of the transaction, KMP and Slay Industries entered into joint venture agreements at both the Kellogg Dock coal bulk terminal, located in Modoc, Illinois, and at the newly created North Cahokia terminal, located in Sauget and which has approximately 175 acres of land ready for development. All of the assets located in Sauget have access to the Mississippi River and are served by five rail carriers. The acquisition complemented and expanded KMP's pre-existing Midwest terminal operations by adding a diverse mix of liquid and bulk capabilities, and all of the acquired assets are included in the Terminals-KMP business segment.

Based on the measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed, KMP assigned $24.6 million of the combined purchase price to “Other intangibles, net” (representing customer contracts with an estimated remaining useful life of 20 years) and $8.2 million to “Investments.” KMP also recorded $0.9 million of the combined purchase price as “Goodwill,” representing certain advantageous factors that contributed to the acquisition price exceeding the fair value of acquired identifiable net assets-in the aggregate, these factors represented goodwill, and KMP expects that the entire amount of goodwill will be deductible for tax purposes.

(10) KinderHawk Field Services LLC

On May 21, 2010, KMP purchased a 50% ownership interest in Petrohawk Energy Corporation's natural gas gathering and treating business in the Haynesville shale gas formation located in northwest Louisiana. KMP paid an aggregate consideration of $917.4 million in cash for its 50% equity ownership interest, consisting of $921.4 million KMP paid on closing, and $4.0 million received in the fourth quarter of 2010 for the final settlement of estimated capital expenditures and estimated net cash outflows from operating activities for the period January 1, 2010 through May 21, 2010.

During a short transition period, Petrohawk continued to operate the business, and effective October 1, 2010, a newly formed company named KinderHawk Field Services LLC, owned 50% by KMP and 50% by Petrohawk, assumed the joint venture operations. The acquisition complemented and expanded KMP's existing natural gas gathering and treating businesses, and KMP assigned the entire purchase price to “Investments” (including $144.8 million of equity method goodwill, representing the excess of KMP's investment cost over its proportionate share of the fair value of the joint venture's identifiable net assets). KMP's investment and pro rata share of the joint venture's operating results are included as part of the Natural Gas Pipelines-KMP business segment.

(11) Direct Fuels Terminal Acquisition

On July 22, 2010, KMP acquired a terminal with ethanol tanks, a truck rack and additional acreage in Dallas, Texas, from Direct Fuels Partners, L.P. for an aggregate consideration of $16 million, consisting of $15.9 million in cash and an assumed property tax liability of $0.1 million. The acquired terminal facility is connected to and complements the Dallas, Texas unit train terminal KMP acquired from USD Development Group LLC in January 2010 (described above in “-(7) USD Terminal Acquisition). All of the acquired assets are included in the Terminals-KMP business segment. After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, KMP recognized $10.7 million of “Goodwill,” an intangible asset representing the future economic benefits expected to be derived from the acquisition that was not assigned to other identifiable, separately recognizable assets acquired. KMP believes the primary items that generated the goodwill are the value of the synergies created between the acquired assets and its pre-existing ethanol handling assets, and its expected ability to grow the business by leveraging its pre-existing experience in ethanol handling operations. KMP expects that the entire amount of goodwill will be deductible for tax purposes.

(12) Gas-Chill, Inc. Asset Acquisition

On September 1, 2010, KMP acquired the natural gas treating assets of Gas-Chill, Inc. for an aggregate consideration of $13.1 million in cash, consisting of $10.5 million in cash paid on closing, and an obligation to pay a holdback amount of $2.6 million within eighteen months from closing. The acquired assets primarily consist of more than 100 mechanical refrigeration natural gas hydrocarbon dew point control units that are used to remove hydrocarbon liquids from natural gas streams prior to entering transmission pipelines. The acquisition complemented and expanded the existing natural gas treating operations offered by KMP's Texas intrastate natural gas pipeline group, and all of the acquired assets are included in the Natural Gas Pipelines-KMP business segment. KMP assigned $8.0 million of its purchase price to “Property, Plant and Equipment, net” and the remaining $5.1 million to “Other intangibles, net” (representing both a technology-based asset and customer-related contract values).

(13) Allied Concrete Bulk Terminal Assets

On October 1, 2010, KMP acquired certain bulk terminal assets and real property located in Chesapeake, Virginia, from Allied Concrete Products, LLC and Southern Concrete Products, LLC for an aggregate consideration of $8.6 million, consisting of $8.1 million in cash and an assumed environmental liability of $0.5 million. The acquired terminal facility is situated on 42 acres of land and can handle approximately 250,000 tons of material annually, including pumice, aggregates and sand. The acquisition complemented the bulk commodity handling operations at KMP's nearby Elizabeth River terminal, also located in Chesapeake, and all of the acquired assets will be included in the Terminals-KMP business segment. KMP assigned $3.9 million of its purchase price to “Property, Plant and Equipment, net” and the remaining $4.7 million to “Other intangibles, net” (representing customer-related contract values).

(14) Chevron Refined Products Terminal Assets

On October 8, 2010, KMP acquired four separate refined petroleum products terminals from Chevron U.S.A. Inc. for an aggregate consideration of $32.3 million, consisting of $31.5 million in cash and assumed environmental liability of $0.8 million. Combined, the terminals have storage capacity of approximately 650,000 barrels for gasoline, diesel fuel and jet fuel. Chevron has entered into long-term contracts with KMP to terminal product at the terminals. The acquisition complemented and expanded KMP's existing refined petroleum products assets, and all of the acquired assets are included in the Products Pipelines-KMP business segment. KMP assigned $32.1 million of its purchase price to “Property, Plant and Equipment, net” and the remaining $0.2 million to “Deferred charges and other assets” (representing the fair value of petroleum pipeline product additives).

Pro Forma Information

Pro forma consolidated statement of income information that gives effect to all of the acquisitions we have made and all of the joint ventures we have entered into since January 1, 2009 as if they had occurred as of January 1, 2009 is not presented because it would not be materially different from the information presented in our accompanying consolidated statements of income.

Divestitures

 North System Natural Gas Liquids Pipeline System – Discontinued Operations

On July 2, 2007, KMP announced that it entered into an agreement to sell the North System natural gas liquids pipeline and its 50% ownership interest in the Heartland Pipeline Company (collectively referred to in this report as the North System) to ONEOK Partners, L.P. for approximately $298.6 million in cash.  KMP's investment in net assets, including all transaction related accruals, was approximately $145.8 million, most of which represented property, plant and equipment, and KMP recognized approximately $152.8 million of gain in the fourth quarter of 2007 from the sale of these net assets.

In the first half of 2008, following final account and inventory reconciliations, KMP paid a net amount of $2.4 million to ONEOK to fully settle amounts related to (i) working capital items; (ii) total physical product liquids inventory and inventory obligations for certain liquids products and (iii) the allocation of pre-acquisition investee distributions.  Prior to the sale, KMP included the financial results of the North System within the Products Pipelines-KMP business segment and, because the sale of the North System did not change the structure of KMP's internal organization in a manner that caused a change to its reportable business segments, KMP included the incremental gain within the Products Pipelines-KMP business segment disclosures for 2008.

Thunder Creek Gas Services, LLC

Effective April 1, 2008, KMP sold its 25% ownership interest in Thunder Creek Gas Services, LLC, referred to in this report as Thunder Creek, to PVR Midstream LLC, a subsidiary of Penn Virginia Corporation.  Prior to the sale, KMP accounted for its investment in Thunder Creek under the equity method of accounting and included its financial results within the Natural Gas Pipelines-KMP business segment.  In the second quarter of 2008, KMP received cash proceeds, net of closing costs and settlements, of approximately $50.7 million for its investment.

Cypress Interstate Pipeline LLC

Effective October 1, 2010, Westlake Petrochemicals LLC, a wholly-owned subsidiary of Westlake Chemical Corporation, exercised an option it held to purchase a 50% ownership interest in KMP's Cypress Pipeline. Accordingly, KMP sold a 50% interest in its subsidiary, Cypress Interstate Pipeline LLC, to Westlake and KMP received proceeds of $10.2 million. At the time of the sale, the carrying value of the net assets of Cypress Interstate Pipeline LLC totaled $20.0 million and consisted mostly of property, plant and equipment. In the fourth quarter of 2010, KMP recognized an $8.8 million gain from this sale, including an $8.6 million gain amount related to the remeasurement of KMP's retained investment in its fair value. Due to the loss of control of Cypress Interstate Pipeline LLC, KMP recognized the retained investment at its fair value, and the gain amount related to remeasurement represents the excess of the fair value of KMP's retained investment ($18.6 million as of October 1, 2010) over its carrying value ($10.0 million).  This fair value of KMP's retained investment was determined by applying a multiple to the future annual cash flows expected from its retained 50% interest.  The $10.2 million value of the transaction with Westlake Chemical Corporation was based on a contract price and does not represent the fair value of a 50% interest in the Cypress Pipeline in an orderly transaction between market participants. KMP now accounts for its retained investment under the equity method of accounting. KMP included the entire gain within the caption “Other, net” in our accompanying consolidated statement of income.

NGPL PipeCo LLC

On February 15, 2008, we sold an 80% ownership interest in NGPL PipeCo LLC (formerly MidCon Corp.), which owns Natural Gas Pipeline Company of America LLC and certain affiliates, collectively referred to as “NGPL,” to Myria Acquisition Inc. (Myria) for approximately $2.9 billion. We also received approximately $3.0 billion of cash previously held in escrow related to a notes offering by NGPL PipeCo LLC in December 2007, the net proceeds of which were distributed to us principally as repayment of intercompany indebtedness and partially as a dividend, immediately prior to the closing of the sale to Myria. Pursuant to the purchase agreement, Myria acquired all 800 Class B shares and we retained all 200 Class A shares of NGPL PipeCo LLC. We continue to operate NGPL PipeCo LLC's assets pursuant to a 15-year operating agreement.  The total proceeds from this sale of $5.9 billion were used to pay off the entire outstanding balances of Kinder Morgan Kansas, Inc.'s senior secured credit facility's Tranche A and Tranche B term loans, to repurchase $1.67 billion of its outstanding debt securities and to reduce balances outstanding under its $1.0 billion revolving credit facility.

Triton Power

Effective October 22, 2010, we sold our ownership interest in Triton Power, a 550-megawatt natural gas-fired electricity generation facility in Michigan, for approximately $15.0 million in cash and recorded a gain on the sale for approximately $16.1 million, which is included in the caption “Other expense (income)” in our accompanying consolidated statement of income.

Other Divestitures

In January 2008, we completed the sale of our interests in three natural gas-fired power plants in Colorado to Bear Stearns received proceeds of $63.1 million.

Earnings of Discontinued Operations

The financial results of discontinued operations have been reclassified for all periods presented and reported in the caption, “Income (loss) from Discontinued Operations, net of tax” in our accompanying consolidated statements of income. Summarized financial results of these operations are as follows (in millions):

	Year Ended December 31,
	2010	2009	2008
Revenues	$-	$-	$-

Income (loss) from discontinued operations before income taxes	$(1.1)	$0.5	$(0.9)
Income taxes	0.4	(0.2)	-
Income (loss) from discontinued operations	$(0.7)	$0.3	$(0.9)

The cash flows attributable to discontinued operations are included in our accompanying consolidated statements of cash flows for the years ended December 31, 2010, 2009 and 2008 in the caption “Net Cash Flows Used in Discontinued Operations.”

Acquisition Subsequent to December 31, 2010

On January 3, 2011, KMP purchased 50,000 Class A preferred shares of Watco Companies, LLC for $50.0 million in cash in a private transaction.  In connection with its purchase of these preferred shares, the most senior equity security of Watco, KMP entered into a limited liability company agreement with Watco that provides KMP certain priority and participating cash distribution and liquidation rights.  KMP will receive priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter, and will participate partially in additional profit distributions at a rate equal to 0.5%.  The preferred shares have no conversion features and hold no voting powers, but do provide KMP certain approval rights, including the right to appoint one of the members to Watco's Board of Managers.  As of December 31, 2010, KMP placed its $50.0 million investment in a cash escrow account and included this amount within “Restricted Deposits” on our accompanying consolidated balance sheet.  The acquired investment complements KMP's existing rail transload operations and KMP will account for its investment under the equity method of accounting and include it in the Terminals-KMP business segment.

Watco Companies, LLC is a privately owned, Pittsburg, Kansas based transportation company that was formed in 1983.  It is the largest privately held short line railroad company in the United States, operating 22 short line railroads on approximately 3,500 miles of leased and owned track.  Its services include (i) rail freight transportation; (ii) industrial switching services; (iii) railcar and locomotive repair; (iv) track construction, maintenance and repair; (v) freight railroad specific transloading and intermodal services; (vi) freight railroad specific warehouse logistics activities and (vii) port terminal freight railroads and associated operations.

Divestiture Subsequent to December 31, 2010

On February 9, 2011, KMP sold a marine vessel to Kirby Inland Marine, L.P., and additionally, KMP and Kirby formed a joint venture named Greens Bayou Fleeting, LLC.  Pursuant to the joint venture agreement, KMP both sold a 51% ownership interest in the boat fleeting business acquired from Megafleet Towing Co., Inc. in April 2009 (discussed above in “-Acquisitions from Unrelated Entities-(3) Megafleet Towing Co., Inc. Assets”) to the joint venture for $4.1 million in cash, and KMP contributed the remaining business to the joint venture for a 49% ownership interest.  Kirby then made cash contributions to the joint venture in exchange for the remaining 51% ownership interest.  Related to the above transactions, in the fourth quarter of 2010, KMP recorded a combined loss amount of $5.5 million to write down the carrying value of the net assets to be sold to their estimated fair values as of December 31, 2010.  We included this loss within the caption “Other expense (income)” in our accompanying consolidated statement of income for the year ended December 31, 2010.